Exhibit 10.3

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

That on this 21st day of June, 2008, ROBINSON CORP., a Hawaii corporation ("Seller"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to Seller paid by ENIVEL, INC., a Hawaii corporation ("Buyer"), whose business address is 1930 Auiki Street, Honolulu, HI 96819, the receipt of which is hereby acknowledged, does hereby grant, assign, sell, transfer, convey, and deliver unto Buyer all of Seller's exclusive use, right, title, and interest in and to all of the personal property described in Exhibit 1 hereto, hereinafter collectively referred to as the "Personalty."

TO HAVE AND TO HOLD the same unto Buyer, absolutely and forever.

AND Seller does hereby covenant with Buyer that Seller is the lawful owner of the Personalty; except with respect to the liens set forth on Exhibit 2 hereto and as otherwise disclosed the Personalty is free and clear of any and all liens and encumbrances made or suffered by Seller; Seller has good and lawful right to sell and convey the Personalty; and Seller shall WARRANT and DEFEND the same unto Buyer and its successors and assigns against the lawful claims and demands of all persons claiming by, through or under Seller.

AND Buyer hereby acknowledges that, subject to Seller's representation and warranty that the Personalty that is material to the business operations of Seller is in good working condition as of the date herefor, the Personalty is being conveyed in "AS IS," "WHERE IS" and "AS-BUILT" condition and "WITH ALL FAULTS" as of the date hereof. Buyer further acknowledges that all warranties and representations, whether expressed or implied, with respect to the Personalty by Seller or any person on behalf of Seller as to the condition, state of repair, operating order, safety, structural soundness or fitness thereof for any particular purposes, are hereby expressly disclaimed. Buyer hereby acknowledges and agrees that it has relied solely upon the inspections and examinations conducted by Buyer and its agents as to the condition of the Personalty. Buyer does hereby release Seller, and its members, managers, employees, agents, attorneys and accountants from any and all claims, liabilities, costs, court costs, and expenses arising out of or connected with the condition of the Personalty, including, but not limited to reasonable attorneys' fees. Buyer agrees and understands that the risk of loss shall pass from Seller to Buyer on the date of this Bill of Sale and the payment of the consideration by Buyer to Seller.

AND in the event of any dispute or litigation between the parties relating to this instrument, the prevailing party shall be entitled to recover, in addition to any judgment or order rendered therein, all costs and expenses of dispute or litigation, including reasonable attorneys' fees. This agreement shall be controlled, construed and enforced in accordance with the laws of the State of Hawaii, without regard to any choice of law provisions.

The parties hereto agree that this instrument may be executed in counterparts, each of which shall be deemed an original, and said counterparts shall together constitute one and the same agreement, binding all of the parties hereto. For all purposes, including, without limitation, recordation, filing and delivery of this instrument, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.

[THIS LEFT INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWS.]

Dated as of the Effective Date.

 ROBINSON CORP., a Hawaii corporation

By:  /s/ Thurston John Robinson
Name: THURSTON JOHN ROBINSON

Title: President

(Seller)

ENIVEL, INC., a Hawaii corporation

By:  /s/ Michael E. Drace
Name:  Michael E.Deace
Title:  President

Name: Title:
(Buyer)

EXHIBIT "I"  PERSONALTY

Vehicles:
Year Model	License	Vin#
1999 GMC Savana	667TPD	1GTHG39R7X1094433
2002 Ford Van	989TPY	1FTS534L32HB81236

2.           Personal Property: See Addendum A

3.           Equipment/Machinery: See Addendum B

4.           Sewing Equipment:

Plant:
Straight Stitch	Singer #191 0300 AA
Blind Hemmer	Consew 817
Serger	Singer Merittlock
Button Machine, Chandler	Class 485P, S/N 7296

Kahala:
Straight Stitch	Liebersew ZJ 8500N
Blind Hemmer	Liebersew CM #602
Serger	Juki Garnet Line MO-6440

5.      Office Computers:

CPU:	Compaq Presario
Monitor:	Compaq MV540
Printer:	LexMark Optra E312 Laser
Backup:	APC 350

CPU:	Compaq Presario, Model #SR 1830N
Monitor:	HP VX17
Printer:	HP Laser Jet 1020
Backup	APC 400

CPU:	No Name - Rebuilt CPU
Monitor:	KDS USA
Printer:	HP Laser jet 1020
Backup:	APC 300

CPU:	Premio
Monitor:	Compaq V70
Printer:	HP Desk Jet 630 C

6.           Additional Store Equipment:

Assorted Cash Registers, Faxes, Phones, Verifones, Backups Calculators, Vacuums, Banners (See Addendum B)

7.           Hanging Goods (all locations)

ADDENDUM A

Personal Property

Office:

Desk - No Miller

1           Swivel Chair
1           Wooden Work Station Roller Cart
1           Wooden Cabinet
3           Office Chairs
1           Mannequin
1           Supply Closet with Assorted Inventory for Plant and Store
3           Boxes of Employee Uniform Shirts
1           Paper Shredder
1           Calculator
1           Fax
1           Framed "Gary Reed" Picture
1           Toshiba Copier 2860 (not working)
PLUS previously listed computer.

Jack's Office:

1            Swivel Chair
3            File Cabinets

Theresa's Office:

1	Desk – Normal Miller
Swivel Chair
Office Chairs

1	Credenza
File Cabinet
Wooden Table w/wheels
1	Metal Table w/wheels
Framed Gary Reed Picture
1	Fan

PLUS previously listed computers.

Accounting Assistant:

2            Desks
2            Chairs
2            File Cabinets
1            Foldable Table
1            Bookshelf

             Copier - Brother
1           Typewriter
1           Fan
1           Safe
1           Cash Register
1           Stereo
1           Framed Gary Reed Picture
PLUS previously listed computer

Alcove under Staircase:
Plant Supplies Tickets
Misc. Storage Vinyl Banners
Misc. advertising items, posters, easels, etc.

Caesars Assembly-Mezzanine:
1           Assembly Cart
1           Wooden Shelf
1           Metal Shelving
2           Bagging Stands
1           Safe

Lunchroom:
1           Metal Lockers
1           Stove
1          Refrigerator
            Dishwasher
2           Microwaves
1           Assortment of Pots, Pans, Dishes, Cups, Silverware,
5           Tables
28         Chairs
1           Roll Cart
1           TV w/VCR

Plant:
1           Wooden table work area
1           Desk/Cabinet
50         Rolling Carts ( Lg 7; med 4; Sm 33; Sm Metal 6)
8           Rolling Racks - Singles
I           Rolling Rack - Double
4           Pants Rolling Racks

Outside Carpeted Area:
1          Picnic Table
            Sorting Table
1          Wooden Cabinet
2          Stackable Dryers

Kabala Mall: Framed Pictures 1 Mannequin
1 Assembly Stand 1 Bagging Stand 1 Chair Metal File Cabinet

$3.93 Assembly Area:
1            Wooden Cabinet/Table Top
1            Wooden $3.93 Assembly Stand
1            Extra Long Pressing Board for Wedding Gowns

Downstairs Storage Room:

              Misc old equipment for parts
2            Vacuums

Sewing Room:Iron
1            Ironing Board
             Wooden table — built in
2            Chairs

Upstairs Storage Room — Accountant Side:
Theonics Computers
Extra DCCS Computer & Stations
Extra Store Set Up (from closed store)

Accountants Office:
1            File Cabinet
2            Tables

Common Area:
Misc. Used Copiers/Office Equipment
Storage

Production Manager's Office:
Chair
Wooden Built in Table Top File Cabinet
Wooden Cabinets

Staircase Landing:
Misc. Used Equipment

STORES:

1            Fax
2            Verifones
2            Phones
1            Vacuum
1            Safe
1            Timeclock
2            Calculators
9            Rolling Carts (Lg 2; Med I; Sm 6)

PLUS already listed computers and sewing machines

Kailua:
1            Floral Display Vase
Assembly Stand
              Bagging Stand
I            Vacuum

1            Verifone
              Timeclock 1Fax
              Safe
6            Rolling Carts (Lg 1; Med 2; Sm 3)
1            Banner Stand plus Banners
2            Phones
1            Answering Machine

Pearl Highlands:
1            Floral Display Box
2            Canvas Mounted Pictures
1            Assembly Stand
1            Bagging Stand
I            Vacuum
1            Fax
1            Verifone
1            Wooden Desk
1            Metal file cabinet
              Timeclock
I            Banner Stand plus Banners
2            Phones
              Answering Machine
10          Rolling Carts (Lg 1; Med 5: Sm 4)

Ward:
2            Mannequins
              Interior Decorations & Pictures
I            Assembly Stand
1            Bagging Stand
1            Fax
1            Verifone

              Vacuum
              Safe
              Timeclock Plastic Table
2            Plastic Chairs
1            Banner Stand plus Banners
2            Phones
1            Answering Machine
8            Rolling Carts (Lg 3; Med 2; SIT' 1; Metal 2)

Ward's Upstairs Storage Room:

Purged Clothing 1 year and older — all stores

ADDENDUM B

EQUIPMENT/MACHINERY:

Age	Quantity	Description
-8	2	Multimatic SS660
-3	1	Multimatic SL 75Y
10+		Dispat U-Veyor
10+	3	White X-Pressoveyor
-10/10+	4	Rema Vacuums
10+	1	Imas Steam Tunnel Model 300
10+	3	Water Circulating Pumps for DC Cooling System
-5		Bradford White Hot Water Heater Magnum Series
10+	1	UniMac Washer Extractor 85#
10+	3	UniMac Washer Extractor 50#
		*Note 1 50# washer motor not in operation - not currently being used.
LAUNDRY:
10+	1	Pressure Water Pump System w/tank for water spray guns
10+	2	Pressure Water Pumps for washing water supply.
-10	1	Single Back Shirt Unit - Forenta w/vacuum
-10		Unipress Automatic Sleever
-10	1	Forenta Collar and Cuff Unit
-10	1	Kirkland Home Washing Machine
-10		Cissell Ironing Board w/Iron
10+	2	Forenta Legger Presser
-10		Forenta Topper Pressers

10+	I	Ajax Topper Presser
Age	Quantity	Description
-2	4	1P S 0 754 Dryers
N/A		Huebusch 75# Dryers REPLACED BY IPSO
10±		WhiteCustom Conveyor- (continuous running)
10+	3	UniMac Model UW50P4 + 1 not working
-3/5+	2	Daewood "Bubble Washers"
10+	1	SS Three Compartment Sinks
10+	4	Steel Water Storage Tanks

COMPRESSORS:

10+	2	Ingersol-Rand Model 30T
Quincy lop

ROOF:

-10	1	Chiller, Dual

10+	3	Air Blowers

10+	2	Exhaust Fans

-10/10+	3	Water Towers (revised #)

PRODUCTION FLOOR

Age	Quantity	Description
		Assembly Rail System
10+	2	Ajax Leggers DC 446C
10+	2	Forenta Toppers BP
10+	3	Ajax AOU45 W/Irons

Age	Quantity	Description
10+	1	Ajax DC 18
10+	2	Hoffman Model X
-3	3	Forenta Airfonn w/iron finishers
5 - 10	4	Cindy Lous
	5	Various Puff Inors (2 sets)

DRAPERY

Age	Quantity	Description
10+	1	Ajax 120" Drapery Flass Press
10+		Perfect Pleat Pleater
10+		Puff

ALTERATIONS:

Age	Quantity	Description

10+	1	Singer, Model 191 0300 AA, Straight Stitch
-5	1	Liebersew ZJ 8500N, S/N 021002122, 16X231, Straight Stitch
10+	1	Consew, 817, Blind Hemmer
-5	1	Liebersew CM#-602, 251 LG, Blind Hemmer Merittlock, 14 U44, Serger
10+	1	Juki Garnet Line MO-6440, Serger
		Chandler, Class 485P, S/N 7296, Button Sewer
BOILER ROOM:

Age	Quantity	Description

10+	2	Lattner 20 HRT
-2/10+	2	Condensate/make up Storage tank system
1+		Water Vaporizor Tank

End of Exhibit I

EXHIBIT "2"
LIENS

Equipment Leases:

I)	Lease #1 — Payment $1,437 per month
2)	Lease #2 — Payment $642 per month
3)	Lease #3 — Payment $1,310 per month 4) Lease #4 — Payment $277 per month

End of Exhibit 2